UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2007

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Amendment to Assets Purchase Agreement of Corporate Dining Division

On August 31, 2007, Host America Corporation (the “Company”) entered into the First Amendment (the “Amendment”) to the Assets Purchase Agreement dated April 17, 2007 (the “Original Agreement”) between the Company, Host America Corporate Dining, Inc. (“Host Purchaser”) and Timothy Hayes, pertaining to the sale of substantially all of the assets relating to the Company’s corporate dining business that specializes in the management of corporate dining rooms and cafeterias and such ancillary services as special event catering and office coffee services.

Pursuant to the Amendment, $196,097 (the “Escrow”) out of the total purchase price consideration paid by Host Purchaser to the Company at closing will be held in escrow by an escrow agent for a period of 120 calendar days after the closing date (the “Escrow Period”), subject to release upon the determination by one of the Company’s current customers as to whether or not it will terminate one or more of its current corporate dining contracts.  In the event that the customer notifies Host Purchaser during the Escrow Period of its decision to terminate one or more of the contracts, all or a portion of the Escrow (as determined by an adjustment schedule set forth in the Amendment) will be paid to Host Purchaser.  All or any portion of the Escrow not paid to Host Purchaser at the end of the Escrow Period will be paid to the Company.  In the event that the customer decides to maintain all of its contracts with Host Purchaser, the entire Escrow will be paid to the Company.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.1	First Amendment to Assets Purchase Agreement dated August 31, 2007 by and among Host America Corporate Dining, Inc., Host America Corporation and Timothy Hayes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: August 31, 2007	By: /s/ David J. Murphy
David J. Murphy
President and Chief Executive Officer

HOST AMERICA CORPORATION
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	First Amendment to Assets Purchase Agreement dated August 31, 2007 by and among Host America Corporate Dining, Inc., Host America Corporation and Timothy Hayes.